                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2007

                              -------------------

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                          0-24020                61-1321992
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

   101 Bullitt Lane, Suite 450
      Louisville, Kentucky                                  40222
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (502) 329-2000

================================================================================

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02     Results of Operations and Financial Condition.

              On January 25, 2007, the Company provided 2007 guidance for the full year and for the first quarter in comparison to updated estimates for 2006.

              For additional information, reference is made to the Company's slide presentation material dated January 25, 2007, which is included as Exhibit 99 and incorporated herein by reference thereto. The slide presentation material attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein and it shall not be deemed incorporated by reference in any filing under the
              Securities Act of 1933, as amended, or under the Securities
              Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to the Current Report on Form 8-K.

                            Section 7 - Regulation FD

Item 7.01     Regulation FD Disclosure.

              Attached as Exhibit 99, and incorporated into this Item 7.01 by reference, is presentation material containing 2007 guidance for the first quarter and the full year in comparison to updated estimates for 2006.

              A conference call will take place at 9:00 a.m. eastern standard time on January 25, 2007. The Company's senior management will discuss such guidance during the conference call. Interested persons may listen to the conference call via telephone by dialing
              913-981-5591 before 9:00 a.m. eastern standard time, or access it on the Internet at www.sypris.com. The online replay will be available at approximately 11:00 a.m. eastern standard time on
              January 25, 2007 and continue for 30 days. Related presentation materials will be posted to the "News" section of the Company's web site at www.sypris.com prior to the call. The presentation materials will be in Adobe Acrobat format. A separate press release will not be issued.

                  Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit Number  Description of Exhibit
        --------------  ----------------------
        99              Slide presentation material, furnished solely for the
                        purpose of incorporation by reference into Items 2.02,
                        7.01 and 9.01.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2007                 Sypris Solutions, Inc.

                                        By: /s/ T. Scott Hatton
                                            -------------------
                                            T. Scott Hatton
                                            Vice President and Chief Financial
                                            Officer

                                INDEX TO EXHIBITS

Exhibit
Number          Description
-------         -----------

99              Slide presentation material, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.